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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


       As independent public accountants, we hereby consent to the incorporation by reference of our report, dated January 26, 2001, included in this Form 10-K in the Company's previously filed registration statements on Form S-8 (Nos. 333-44224, 333-46998 and 333-47000).

                                                         /s/ ARTHUR ANDERSEN LLP

San Jose, California
March 29, 2001